Supplement Dated January 6, 2003
To the Prospectus of Vintage Mutual Funds, Inc.
Dated July 29, 2002

The Vintage Aggressive Growth Fund changed its name to Vintage Growth Fund effective January 6, 2003. The Fund's investment objective of long-term capital appreciation through a growth style of investing remains the same and investment policies were not changed.

In recent months, the Fund has invested in a portfolio of securities of mostly larger capitalization companies. Mutual fund analysts currently classify the Fund as a large capitalization growth fund and management has determined to continue this focus, notwithstanding investment policies that give wide latitude in investing for growth, including investments in small to mid capitalization companies and illiquid securities.

In managing the Fund's portfolio going forward, the investment adviser will continue to seek securities of companies that exhibit a number of characteristics that management believes will provide a strong basis for long-term growth. These characteristics are above-average or accelerating growth in revenue and earnings, strong cash flow, high return on equity, strong competitive position, strong management, sound financial condition and attractive stock prices relative to potential long-term growth. Management believes that focusing on these characteristics should result in the Fund experiencing more consistent returns with less volatility over the long run than looking for growth in small to mid cap companies, but of course no assurance can be given that the Fund will achieve this. The ticker symbol for the Fund did not change and remains AVAGX.